Exhibit 99.1

                         United States Bankruptcy Court
                          Eastern District of Kentucky
                                Ashland Division

IN RE:                                                         CASE NO. 03-10078

DEBTOR(S)                                                             CHAPTER 11



            Monthly Operating Report For Month Ending May 31, 2003

     Comes now Kentucky Electric Steel, Inc., debtor in possession and herby submits its Monthly Operating Report for the Periods commencing May 4, 2003 and ending May 31, 2003 as shown by the report and exhibits consisting of 16 pages and containing the following, as indicated:


     ___X____    Monthly Reporting Questionnaire (Attachment 1)
     ___X____    Comparative Balance Sheets (Forms OPR - 1 & OPR - 2)
     ___X____    Summary of Accounts Receivable (Form OPR - 3)
     ___X____    Schedule of Post - Petition Liabilities (Form OPR - 4)
     ___X____    Statement of Income (Loss) Form OPR - 5)
     ___X____    Statement of Sources and Uses of Cash (Form OPR - 6)


     I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief. I also hereby certify that the original Monthly Operating Report was filed with the Bankruptcy Court Clerk and a copy was delivered to the U.S. Trustee.



Date: June 20, 2003                DEBTOR
      -------------
                                   By:  /s/ William J. Jessie
                                      ---------------------------------------
                                              (Signature)

                                   Name & Title: William J. Jessie, President
                                                 ----------------------------
                                                      (Print or Type)

                                   Address:           US Route 60
                                            ---------------------------------
                                                    Ashland, KY 41101
                                            ---------------------------------
                                  Telephone Number:  (606) 929 - 1200
                                                    -------------------------

                                                           Attachment 1 (Page 1)

                                   Chapter 11
                            Monthly Operating Report
                         Monthly Reporting Questionnaire


CASE NAME: Kentucky Electric Steel, Inc.

CASE NUMBER: 03-10078

MONTH OF: MAY


1. Payroll - State the amount of all executive wages paid and taxes withheld and paid (1)


                                               Wages Paid         Taxes (2)
     Name and Title of                     ------------------  ----------------
         Executive                           Gross      Net      Due     Paid
         ---------                           -----     -----    -----    -----
William J. Jessie -                        $ 16,220   $10,843  $ 5,612  $ 4,672
(President and CFO)
-------------------------------------------------------------------------------
William H. Gerak -                                -         -        -        -
(Vice President of Administration)
-------------------------------------------------------------------------------
Joseph E. Harrison -                              -         -        -        -
(Vice President of Sales and Marketing)
-------------------------------------------------------------------------------
Jack W. Mehalko -                                 -         -        -        -
(Interim President)
-------------------------------------------------------------------------------
Total Executive Payroll:                   $ 16,220   $10,843  $ 5,612  $ 4,672
                                          -------------------------------------

2. Insurance - Is workers' compensation and other insurance in effect? __Yes__ Are Payments Current? __YES__ If any policy has lapsed, been replaced or renewed, state so in the schedule below. Attach a copy of the new policy's binder pr cover page.


                     Name of   Coverage            Expiration   Premium  Date of Coverage Pd.
Type                 Carrier    Amount  Policy #     Date        Amount      Through
----                 -------   -------- --------   ----------   -------  -------------------
Casualty:            _______________________________________________________________________
Workers Comp.        _______________________________________________________________________
General Liability:   _______________________________________________________________________
Vehicle:             _______________________________________________________________________
Other  (Specify)     _______________________________________________________________________
                     _______________________________________________________________________

(1) Payroll for executives included salary and retention bonus during the fiscal month of May.

(2) Taxes include payments made by the employer.

                                                           Attachment 1 (Page 2)

                                   Chapter 11
                            Monthly Operating Report
                         Monthly reporting Questionnaire

CASE NAME: Kentucky Electric Steel, Inc.

CASE NUMBER: 03-10078

MONTH OF: MAY

3. Bank Accounts

                                              Account Type
                       ---------------------------------------------------------
                         Operating      Tax        Payroll       Other    Total
                       ------------- --------- -------------- ---------- -------
Bank Name              See attached Exhibit A
                       ------------- --------- -------------- ----------
Account #
                       ------------- --------- -------------- ----------
Beginning Book
Balance
                       ------------- --------- -------------- ---------- -------
Plus: Deposits
                       ------------- --------- -------------- ---------- -------
Less: Disbursements
                       ------------- --------- -------------- ---------- -------
Other:
  Transfers
--------------------   ------------- --------- -------------- ---------- -------
Ending Book Balance
                       ------------- --------- -------------- ---------- -------

4. Postpetition Payments - List any postpetition payments to professionals and payments on prepetition debts in the schedule below (attach separate sheet if necessary)

Payments To
------------
Professionals (attorneys, accountants, etc.):


                                        Amount         Date           Check #
                                       ------------  -------  ---------------------

-------------------------------------  ------------  -------  ---------------------

-------------------------------------  ------------  -------  ---------------------
                                Total   $       -

Prepetition Creditors:
Senior Note
(Cigna &  Modern Woodmen of America)    $ 800,000     Daily    Swept out of Lockbox
-------------------------------------  ------------  -------  ---------------------
Revolving line of Credit
(National City & SunTrust)          (1) $(207,624)    Daily    Swept out of Lockbox
-------------------------------------  ------------  -------  ---------------------

-------------------------------------  ------------  -------  ---------------------

-------------------------------------  ------------  -------  ---------------------

-------------------------------------  ------------  -------  ---------------------
                                Total   $ 592,376

(1) Represents amount escrowed in previous month that was reflected as a paydown on the revolving line of credit in the April 2003 Monthly Operating Report. In May, this amount was used to pay down the senior notes.

                          Kentucky Electric Steel, Inc.
                  Cash Summary for the Month Ending May 31, 2003

                                                                       EXHIBIT A

                                                    Workers           Health        Cash Collateral                       Petty
                                                  Compensation       Benefits           Lockbox          General           Cash
                                                ----------------  --------------    ---------------  ----------------  ------------
Bank Name                                        National City    National City     National City     National City        KESI
Account #                                           754202055         754202063       754119200          70936836
                                                                                                            98239
Beginning Book Balance                              $ 100,000         $ 455,000       $ 300,000       $(7,354,192)        $ 400
Plus: Deposits                                              -                 -         790,662                 -             -
Less: Disbursements                                         -                 -               -            76,017             -
Transfers/Other:
  Transfers
      Transfer to Professional Fees Account                                                               ( 9,984)
      Transfer to Professional Fees Account                                                               (52,530)
      Transfer to Bank One Tax Account                                                                    (10,000)
      Transfer to Bank One Tax Account                                                                    (20,000)
      Transfer to Bank One Tax Account                                                                    ( 5,000)
      Transfer to NCB Office Account                                                                      (20,000)
      Transfer to NCB Office Account                                                                      (13,334)

  Other
      Paydown on line/fund general account                                             (799,242)          799,242
      Paydown on senior notes                                                                          (  800,000)
                                                    ---------         ---------       ---------      ------------         -----
Ending Book Balance                                 $ 100,000         $ 455,000       $ 291,420      $ (7,561,816)        $ 400
                                                    =========         =========       =========      ============         =====

                                                     Triton/                             Office          Salary          Hourly
                                                  Republic Note       Tax/Other         Account          Payroll         Payroll
                                                 -----------------  ---------------  ---------------  -------------  --------------
Bank Name                                         National City       Bank One          Bank One       Fifth Third     Fifth Third
                                                  Private Client
                                                       Group
Account #                                         4090-K001-00-7      626225676         626225320        73404006        73404022
                                                                      626225668
Beginning Book Balance                                $ 137,671        $    292               $ -             $ -             $ -
Plus: Deposits                                                -               -                 -               -               -
Less: Disbursements                                           -          18,313                 -               -               -
Transfers/Other:
  Transfers
      Transfer to Professional Fees Account
      Transfer to Professional Fees Account
      Transfer to Bank One Tax Account                                   10,000
      Transfer to Bank One Tax Account                                   20,000
      Transfer to Bank One Tax Account                                    5,000
      Transfer to NCB Office Account
      Transfer to NCB Office Account

  Other
      Paydown on line/fund general account
      Paydown on senior notes
                                                      ---------       ---------         ---------       ---------       ---------
Ending Book Balance                                   $ 137,671        $ 16,979               $ -             $ -             $ -
                                                      =========       =========         =========       =========       =========

                                                     Office          Zero Balance        Zero Balance       Lease Payment
                                                    Account         Health Benefit       Workers Comp.          Account
                                                ----------------  ------------------  -------------------  ----------------

Bank Name                                        National City      National City        National City        Fifth Third
Account #                                            39353008            70937158             70999943            73419056
Beginning Book Balance                               $ 33,519                 $ -                  $ -                 $ -
Plus: Deposits                                              -                   -                    -                   -
Less: Disbursements                                    62,485                   -                    -                   -
Transfers/Other:
  Transfers
      Transfer to Professional Fees Account
      Transfer to Professional Fees Account
      Transfer to Bank One Tax Account
      Transfer to Bank One Tax Account
      Transfer to Bank One Tax Account
      Transfer to NCB Office Account                   20,000
      Transfer to NCB Office Account                   13,334

  Other
      Paydown on line/fund general account
      Paydown on senior notes
                                                    ---------           ---------            ---------            --------
Ending Book Balance                                  $  4,368                 $ -                  $ -                 $ -
                                                    =========           =========            =========            ========

                                                Health Benefit       Professional         Total
                                                  Disbursement        Fees Account     All Accounts
                                               ------------------  ----------------  --------------
Bank Name                                         National City      National City
Account #                                            754201570           754201618

Beginning Book Balance                                     $ -           $ 407,097    $(5,920,213)(1)
Plus: Deposits                                               -                   -        790,662
Less: Disbursements                                          -                   -        156,815
Transfers/Other:
  Transfers
      Transfer to Professional Fees Account                                  9,984
      Transfer to Professional Fees Account                                 52,530
      Transfer to Bank One Tax Account
      Transfer to Bank One Tax Account
      Transfer to Bank One Tax Account
      Transfer to NCB Office Account
      Transfer to NCB Office Account

  Other
      Paydown on line/fund general account                                               (800,000)
      Paydown on senior notes
                                                     ---------           ---------   -------------
Ending Book Balance                                        $ -           $ 496,611   $ (6,086,367)
                                                     =========           =========   =============

(1) The cash summary reconciles to the  Monthly Operating Report as follows:

                                            May 3, 2003           May 31, 2003
                                           -------------        --------------
               Cash                        $    578,979          $   629,029
               Restricted Cash                  855,000              846,420
                                           -------------        --------------
                 Total Cash                 $ 1,433,979          $ 1,475,449
                                           =============        ==============

    The cash balance per this schedule is as follows:

               Total Cash per Above        $ (5,920,213)         $ (6,086,367)
               Less: Amount
                 Reported as
                 Line of Credit              (7,354,192)           (7,561,816)
                                           -------------        --------------
                 Cash Balance               $ 1,433,979          $ 1,475,449
                                           =============        ==============

CASE NAME: Kentucky
Electric Steel, Inc.                COMPARATIVE BALANCE SHEET       FORM OPR - 1
                                                                        REV 2/90
CASE NUMBER: 03-10078               MONTH ENDED: MAY

                                                      February 5,        March 1,       March 29,        May 3,          May 31,
                                                          2003            2003            2003            2003            2003
ASSETS
CURRENT ASSETS
  Other Negotiable instruments (i.e.. CD's T-Bills)    $          -    $          -   $          -    $          -    $          -
                                                     --------------- --------------- --------------  --------------  --------------
  Accounts receivable (See OPR - 3)                       9,734,029       8,478,039      5,972,687       2,842,297       2,149,555
                                                     --------------- --------------- --------------  --------------  --------------
     Less allowance for doubtful accounts                         -               -              -               -               -
                                                     --------------- --------------- --------------  --------------  --------------
  Inventory, at lower of cost or market                  10,346,543       7,815,001      2,462,067               -               -
                                                     --------------- --------------- --------------  --------------  --------------
  Prepaid expenses and deposits                           2,813,034       2,462,924      1,881,542       1,811,666       1,592,967
                                                     --------------- --------------- --------------  --------------  --------------
  Investments                                                     -               -              -               -               -
                                                     --------------- --------------- --------------  --------------  --------------
  Other: Operating Supplies, rolls, molds, etc.           4,203,699       4,203,699      4,203,699       4,203,699       4,203,699
                                                     --------------- --------------- --------------  --------------  --------------
  Cash and Restricted cash                                1,092,575       1,931,782      1,291,023       1,433,979       1,475,449
                                                     --------------- --------------- --------------  --------------  --------------
  Other Assets                                               64,794          61,294         60,935          50,953          49,510
                                                     --------------- --------------- --------------  --------------  --------------
     TOTAL CURRENT ASSETS                              $ 28,254,674    $ 24,952,739   $ 15,871,953    $ 10,342,594    $  9,471,180
                                                     --------------- --------------- --------------  --------------  --------------
  PROPERTY PLANT AND EQUIPMENT,                        $          -    $          -   $          -    $          -    $          -
  AT COST                                            --------------- --------------- --------------  --------------  --------------

     Less accumulated depreciation                                -               -              -               -               -
                                                     --------------- --------------- --------------  --------------  --------------
  NET PROPERTY PLANT AND EQUIPMENT                       19,452,338      19,452,338     19,452,338      19,452,338      19,452,338
                                                     --------------- --------------- --------------  --------------  --------------
  Other non current assets                                  307,958         304,232        260,771         260,771         260,771
                                                     --------------- --------------- --------------  --------------  --------------
  Deferred finance charges                                  558,815               -              -               -               -
                                                     --------------- --------------- --------------  --------------  --------------
  TOTAL ASSETS                                         $ 48,573,785    $ 44,709,309   $ 35,585,062    $ 30,055,703    $ 29,184,289
                                                     --------------- --------------- --------------  --------------  --------------

* Itemize if value of "Other Assets" exceed 10% of "Total Assets."

CASE NAME: Kentucky
Electric Steel, Inc.                COMPARATIVE BALANCE SHEET       FORM OPR - 2
                                                                        REV 2/90
CASE NUMBER: 03-10078               MONTH ENDED: MAY

                                       February 5,       March 1,      March 29,      May 3,         May 31,
                                          2003           2003           2003           2003           2003

LIABILITIES

POST PETITION LIABILITIES                $ 204,746      $ 702,564      $ 947,405    $ 1,111,679    $ 1,303,592
                                      ------------   ------------   ------------   ------------   ------------
PRE PETITION LIABILITIES
                                      ------------   ------------   ------------   ------------   ------------
  Priority Debt                          2,629,975      2,592,107      2,098,489      2,068,489      2,068,489
                                      ------------   ------------   ------------   ------------   ------------
  Secured Debt                          30,530,705     27,658,910     23,544,655     19,613,859     19,021,483
                                      ------------   ------------   ------------   ------------   ------------
  Unsecured Debt                         9,426,688      9,433,310      8,691,905      8,301,017      8,301,017
                                      ------------   ------------   ------------   ------------   ------------
    TOTAL PRE PETITION LIABILITIES    $ 42,587,368   $ 39,684,328   $ 34,335,049   $ 29,983,364   $ 29,390,988
                                      ------------   ------------   ------------   ------------   ------------
      TOTAL LIABILITIES               $ 42,792,114   $ 40,386,892   $ 35,282,454   $ 31,095,043   $ 30,694,580
                                      ------------   ------------   ------------   ------------   ------------

  SHAREHOLDERS' EQUITY (DEFICIT)

  PREFERRED STOCK                              $ -            $ -            $ -
                                      ------------   ------------   ------------   ------------   ------------
  COMMON STOCK                              50,516         50,516         50,516         50,516         50,516
                                      ------------   ------------   ------------   ------------   ------------
  PAID-IN CAPITAL                       15,817,342     15,817,342     15,817,342     15,817,342     15,817,342
                                      ------------   ------------   ------------   ------------   ------------
  TREASURY STOCK                        (4,309,397)    (4,309,397)    (4,309,397)    (4,309,397)    (4,309,397)
                                      ------------   ------------   ------------   ------------   ------------
  RETAINED EARNINGS
                                      ------------   ------------   ------------   ------------   ------------
     Through filing date                (5,776,790)    (5,776,790)    (5,776,790)    (5,776,790)    (5,776,790)
                                      ------------   ------------   ------------   ------------   ------------
     Post filing date                            -     (1,459,254)    (5,479,063)    (6,821,011)    (7,291,962)
                                      ------------   ------------   ------------   ------------   ------------
      TOTAL SHAREHOLDERS' EQUITY       $ 5,781,671    $ 4,322,417      $ 302,608   $( 1,039,340)  $ (1,510,291)
                                      ------------   ------------   ------------   ------------   ------------
       TOTAL LIABILITIES AND
       SHAREHOLDERS' EQUITY           $ 48,573,785   $ 44,709,309   $ 35,585,062   $ 30,055,703   $ 29,184,289
                                      ------------   ------------   ------------   ------------   ------------

CASE NAME: Kentucky
Electric Steel, Inc.         SUMMARY OF ACCOUNTS RECEIVABLE       FORM OPR - 3
                                                                  REV 2/90
CASE NUMBER: 03-10078        MONTH ENDED: MAY


                                                                        (1)              (1)              (1)             (1)
                                                      TOTAL           CURRENT        1 - 30 DAYS     31 - 60 DAYS    OVER 60 DAYS
                                                                                      PAST DUE         PAST DUE        PAST DUE

DATE OF FILING: FEBRUARY 5, 2003                  $ 10,089,029     $ 7,974,031      $ 1,611,266        $ 479,232        $ 24,500
                ------------------              ---------------    ------------    -------------    -------------   -------------
         Allowance for doubtful accounts          $   (355,000)
                                                ---------------    ------------    -------------    -------------   -------------
                 Net accounts receivable          $  9,734,029
                                                ===============

MONTH:      FEBRUARY - (March 1)                  $  8,848,039     $ 6,254,947      $ 2,046,099        $ 435,313       $ 111,680
            ----------------------              ---------------    ------------    -------------    -------------   -------------
         Allowance for doubtful accounts          $   (370,000)
                                                ---------------    ------------    -------------    -------------   -------------
                 Net accounts receivable          $  8,478,039
                                                ===============

MONTH:      MARCH - (March 29)                    $  6,357,687     $ 2,637,537      $ 2,788,675        $ 684,222       $ 247,253
            -------------------------           ---------------    ------------    -------------    -------------   -------------
         Allowance for doubtful accounts          $   (385,000)
                                                ---------------    ------------    -------------    -------------   -------------
                 Net accounts receivable          $  5,972,687
                                                ===============

MONTH:      APRIL - (May 3)                       $  3,227,297     $   758,907      $ 1,156,614        $ 637,812       $ 673,964
            -------------------------           ---------------    ------------    -------------    -------------   -------------
         Allowance for doubtful accounts          $   (385,000)
                                                ---------------    ------------    -------------    -------------   -------------
                 Net accounts receivable          $  2,842,297
                                                ===============

MONTH:      APRIL - (May 31)                      $  2,464,555     $   215,802      $    98,441       $1,176,763       $ 973,560
            -------------------------           ---------------    ------------    -------------    -------------   -------------
         Allowance for doubtful accounts          $   (315,000)
                                                ---------------    ------------    -------------    -------------   -------------
                 Net accounts receivable          $  2,149,555
                                                ===============


NOTE: Total accounts receivable net of allowance for doubtful accounts shown here must agree to Form OPR - 1.

(1) The Company sells to customers on various terms including 30 days, 45 days and 60 days. The aging reports are prepared showing current, 1 - 30 days past due, 31 - 60 days past due and over 60 days past due.

CASE NAME: Kentucky
Electric Steel, Inc.      SUMMARY OF POST PETITION LIABILITIES      FORM OPR - 4
                                                                        REV 2/90
CASE NUMBER: 03-10078     MONTH ENDED: MAY

                                            DATE     DATE   TOTAL AMOUNT    0 - 30       31 - 60    61 - 90     OVER
                                          INCURRED    DUE       DUE          DAYS          DAYS       DAYS    90 DAYS

TAXES PAYABLE
  Federal Income Tax
                                          --------  ------  -------------  -----------  ---------  --------- ----------
  FICA - Employer's Share
                                          --------  ------  -------------  -----------  ---------  --------- ----------
  FICA - Employee's Share
                                          --------  ------  -------------  -----------  ---------  --------- ----------
  Unemployment Tax
                                          --------  ------  -------------  -----------  ---------  --------- ----------
  Sales Tax
                                          --------  ------  -------------  -----------  ---------  --------- ----------
  Property Tax
                                          --------  ------  -------------  -----------  ---------  --------- ----------
                 TOTAL TAXES PAYABLE                           $ 103,476    $ 103,476   $      -    $      -  $      -
                                          --------  ------  -------------  -----------  ---------  --------- ----------
  POSTPETITION SECURED DEBT                                  See attached Exhibit B
                                          --------  ------  -------------  -----------  ---------  --------- ----------
  POSTPETITION UNSECURED DEBT
                                          --------  ------  -------------  -----------  ---------  --------- ----------
  ACCRUED INTEREST PAYABLE
                                          --------  ------  -------------  -----------  ---------  --------- ----------
  TRADE ACCOUNTS PAYABLE & OTHER:
                 (list separately)
  Total Trade & Other Accounts Payable                        $1,200,116    $ 855,294   $134,466   $ 109,466  $100,890
  ------------------------------------    --------  ------  -------------  -----------  ---------  --------- ----------
                                                              See attached Exhibit C
  ------------------------------------    --------  ------  -------------  -----------  ---------  --------- ----------

  ------------------------------------    --------  ------  -------------  -----------  ---------  --------- ----------

  ------------------------------------    --------  ------  -------------  -----------  ---------  --------- ----------

  ------------------------------------    --------  ------  -------------  -----------  ---------  --------- ----------

  ------------------------------------    --------  ------  -------------  -----------  ---------  --------- ----------

  TOTALS                                                      $1,303,592    $ 958,771   $134,466   $ 109,466  $100,890
                                          --------  ------  -------------  -----------  ---------  --------- ----------

Attach separate page if necessary.

Note: Total postpetition liabilities shown here must agree with the same item as shown on Form OPR-2.

                                                                       Exhibit B
                          Kentucky Electric Steel, Inc.
              Summary of Post Petition Liabilities - Taxes Payable
                                   May 31, 2003

                                               DATE        DATE        TOTAL      0-30       31-60     61-90          OVER
                                             INCURRED       DUE         DUE       DAYS       DAYS       DAYS        90 DAYS
TAXES PAYABLE
  Federal Income Tax
        Salary Payroll                       05/30/03    06/04/03    $  2,960    $  2,960       $ -        $ -        $ -
  FICA - Employer's Share
        Salary Payroll                       05/30/03    06/04/03         794         794       $ -        $ -        $ -
  FICA - Employee's Share
        Salary Payroll                       05/30/03    06/04/03         794         794       $ -        $ -        $ -
  Sales Tax
        May                                  05/31/03    06/25/03       7,952       7,952       $ -        $ -        $ -
  Property Tax
        2003 Prop. Tax Accrual (4 months)    02/05/03    12/31/03      75,000      75,000       $ -        $ -        $ -
  Kentucky Income Tax
        Salary Payroll                       05/30/03    06/10/03         652         652       $ -        $ -        $ -
  W.Va. Income Tax
        Salary Payroll                       05/30/03    06/20/03         324         324       $ -        $ -        $ -
  Kentucky license Tax (4 months)            02/05/03     Various       7,500       7,500       $ -        $ -        $ -
  Deleware Franchise Tax (4 months)          02/05/03     Various       7,500       7,500       $ -        $ -        $ -
                                                                    ---------   ---------       ---        ---        ---
                 TOTAL TAXES PAYABLE                                $ 103,476   $ 103,476       $ -        $ -        $ -
                                                                    =========   =========       ===        ===        ===
POSTPETITION SECURED DEBT                                                   -           -         -          -          -
POSTPETITION UNSECURED DEBT                                                 -           -         -          -          -
ACCRUED INTEREST PAYABLE                                                    -           -         -          -          -

                                                                       Exhibit C

                          Kentucky Electric Steel, Inc.
    Summary of Post Petition Liabilities - Trade Accounts Payables and Others
                                   May 31, 2003

                                           DATE           DATE        TOTAL          0-30       31-60      61-90    OVER
Accounts Payable                         INCURRED          DUE         DUE           DAYS        DAYS      DAYS    90 DAYS
----------------                         --------          ---         ---           ----        ----      ----    -------

Trade Accounts Payable
----------------------
The Reserves Network                     05/28/03       06/27/03    $      798        $ 798        $ -       $ -        $ -
The Wackenhut Corporation                05/25/03       06/24/03         1,062        1,062          -         -          -
IKON Office Solutions                    05/30/03       06/09/03           637          637          -         -          -
IKON Office Solutions                    05/31/03       06/10/03            19           19          -         -          -
IKON Office Solutions                    02/17/03       02/27/03           532            -          -         -        532
Ceridian Employer Services               05/12/03       05/22/03            92           92          -         -          -
Ceridian Employer Services               05/22/03       06/01/03            91           91          -         -          -
Ceridian Employer Services               05/23/03       06/02/03            92           92          -         -          -
Alltel                                   05/29/03       06/13/03           101          101          -         -          -
A T & T                                  05/31/03       05/31/03         2,763        2,763          -         -          -
NationsRent                              05/28/03       06/15/03           842          842          -         -          -
Cannonsburg Water District               05/30/03       06/25/03         4,890        4,890          -         -          -
The Reserves Network                     05/31/03       06/30/03           813          813          -         -          -
The Wackenhut Corporation                05/31/03       06/30/03         1,238        1,238          -         -          -
Core Risk Services                       05/31/03       06/30/03         1,737        1,737          -         -          -
CSX                                      04/04/03       04/19/03        25,000            -     25,000         -          -
American Electric Power                  05/31/03       06/16/03        16,000       16,000
                                                                       -------      -------    -------    -------   -------
                                      Trade Accounts Payable        $   56,706     $ 31,174   $ 25,000   $     -   $    532
                                                                       -------      -------    -------    -------   -------
Other
-----
Accrued Health Benefits                  03/28/03          TBD          70,000       70,000          -          -        -
Accrued Professional Fees                02/05/03          TBD         644,654      644,654          -          -        -
Accrued sales leaseback transaction      03/28/03          TBD         428,756      109,466    109,466    109,466   100,358
                                                                       -------      -------    -------    -------   -------
                                      Other Accounts Payable        $1,143,410     $824,120   $109,466   $109,466  $100,358
                                                                       -------      -------    -------    -------   -------
                                                                       -------      -------    -------    -------   -------
                                      Total Accounts Payable        $1,200,116     $855,294   $134,466   $109,466  $100,890
                                                                       -------      -------    -------    -------   -------

CASE NAME: Kentucky
Electric Steel, Inc.              STATEMENT OF INCOME (LOSS)        FORM OPR - 5
                                                                        REV 2/90
CASE NUMBER: 03-10078             MONTH ENDED: MAY

                                                                                                        FILING
                                             FEBRUARY        MARCH          APRIL          MAY          TO DATE

NET REVENUE (INCOME)                      $ 2,600,739    $ 2,370,145    $ 1,782,455   $    65,869     $ 6,819,208
                                          ------------   ------------   ------------  ------------   -------------
COST OF GOODS SOLD
       Materials                                    -              -              -             -               -
                                          ------------   ------------   ------------  ------------   -------------
       Labor - Direct                               -              -              -             -               -
                                          ------------   ------------   ------------  ------------   -------------
       Manufacturing Overhead                       -              -              -             -               -
                                          ------------   ------------   ------------  ------------   -------------
           TOTAL COST OF GOODS SOLD        (3,089,476)    (6,532,328)    (2,521,368)     (310,114)    (12,453,286)
                                          ------------   ------------   ------------  ------------   -------------
GROSS PROFIT                                        -              -              -             -               -
                                          ------------   ------------   ------------  ------------   -------------
OPERATING EXPENSES                                  -              -              -             -               -
                                          ------------   ------------   ------------  ------------   -------------
       Selling and Marketing                        -              -              -             -               -
                                          ------------   ------------   ------------  ------------   -------------
       General and Administrative            (370,304)      (393,192)      (600,050)     (266,351)     (1,589,897)
                                          ------------   ------------   ------------  ------------   -------------
       Other:                                       -                                                           -
               ---------------------      ------------   ------------   ------------  ------------   -------------
           TOTAL OPERATING EXPENSES       $  (370,304)   $  (393,192)    $ (600,050)  $  (226,351)     (1,589,897)

INCOME BEFORE INTEREST, DEPRECIATION
       TAXES OR EXTRAORDINARY EXPENSES    $  (859,041)   $(4,555,375)   $(1,338,963)  $  (470,596)    $(7,223,975)
                                          ------------   ------------   ------------  ------------   -------------
INTEREST EXPENSE                               (2,060)        (2,403)        (2,987)       (2,403)         (9,853)
                                          ------------   ------------   ------------  ------------   -------------
MISCELLANEOUS                                       -              -              2         2,048           2,050
                                          ------------   ------------   ------------  ------------   -------------
DEPRECIATION                                        -              -              -             -               -
                                          ------------   ------------   ------------  ------------   -------------
INCOME TAX EXPENSE (BENEFIT)                        -              -              -             -               -
                                          ------------   ------------   ------------  ------------   -------------
WRITE-OFF OF DEFERRED FINANCING FEE          (545,404)             -              -             -        (545,404)
                                          ------------   ------------   ------------  ------------   -------------
WRITE-OFF OF OTHER DEFERRED CHARGES           (52,749)             -              -             -         (52,749)
                                          ------------   ------------   ------------  ------------   -------------
EXTRAORDINARY INCOME (EXPENSE)   (1)                -        537,969              -             -         537,969
                                          ------------   ------------   ------------  ------------   -------------
           NET INCOME (LOSS)              $(1,459,254)   $(4,019,809)   $(1,341,948)  $  (470,951)    $(7,291,962)
                                          ============   ============   ============  ============   =============

(1) Amount is a non-cash item representing the write-off of unrecognized gain on sale and leaseback transaction.

CASE NAME: Kentucky
Electric Steel, Inc.      STATEMENT OF SOURCES AND USES OF CASH    FORM OPR - 6
CASE NUMBER: 03-10078     MONTH ENDED: MAY                         REV 2/90

                                                                                                                       FILING
                                                        FEBRUARY         MARCH         APRIL           MAY            TO DATE
SOURCES OF CASH
  Income (Loss) From Operations                      $ (1,459,254)   $(4,019,809)   $(1,341,948)   $(  470,951)     $ (7,291,962)
                                                      -----------    -----------    -----------    -----------       -----------
       Add:  Depreciation, Amortization
       & Other Non-Cash Items                             558,815       (537,969)             -              -            20,846
                                                      -----------    -----------    -----------    -----------       -----------
       CASH GENERATED FROM OPERATIONS                    (900,439)    (4,557,778)    (1,341,948)    (  470,951)       (7,271,116)
                                                      -----------    -----------    -----------    -----------       -----------
  Add: Decrease in Assets:
            Accounts Receivable                         1,259,490      2,505,711      3,140,372        694,185         7,599,758
                                                      -----------    -----------    -----------    -----------       -----------
            Inventory                                   2,531,542      5,352,934      2,462,067              -        10,346,543
                                                      -----------    -----------    -----------    -----------       -----------
            Prepaid Expenses & Deposits                   350,110        581,381         69,875        218,699         1,220,065
                                                      -----------    -----------    -----------    -----------       -----------
            Property, Plant & Equipment                         -              -              -              -                 -
                                                      -----------    -----------    -----------    -----------       -----------
            Other: Change in Other Long-Tem Assets          3,726         43,461              -              -            47,187
                                                      -----------    -----------    -----------    -----------       -----------
       Increase in Liabilities:
            Pre Petition Liabilities                            -              -              -              -                 -
                                                      -----------    -----------    -----------    -----------       -----------
            Post Petition Liabilities                     497,818        244,841        164,274        191,913         1,098,846
                                                      -----------    -----------    -----------    -----------       -----------
       TOTAL SOURCES OF CASH (A)                      $ 3,742,247    $ 4,170,550    $ 4,494,641    $   633,846       $13,041,284
                                                      -----------    -----------    -----------    -----------       -----------
USES OF CASH
       Increase in Assets:
            Accounts Receivable                               $ -            $ -            $ -            $ -               $ -
                                                      -----------    -----------    -----------    -----------       -----------
            Inventory                                           -              -              -              -                 -
                                                      -----------    -----------    -----------    -----------       -----------
            Prepaid Expenses & Deposits                         -              -              -              -                 -
                                                      -----------    -----------    -----------    -----------       -----------
            Property, Plant & Equipment                         -              -              -              -                 -
                                                      -----------    -----------    -----------    -----------       -----------
            Other accured expenses                              -                                                              -
                                                      -----------    -----------    -----------    -----------       -----------
       Decrease in Liabilities:
            Pre Petition Liabilities                  $ 2,903,040    $ 4,811,310    $ 4,351,685    $   592,376       $12,658,411
                                                      -----------    -----------    -----------    -----------       -----------
            Post Petition Liabilities                           -                                                              -
                                                      -----------    -----------    -----------    -----------       -----------
       TOTAL USES OF CASH (B)                         $ 2,903,040    $ 4,811,310    $ 4,351,685    $   592,376       $12,658,411
                                                      -----------    -----------    -----------    -----------       -----------
NET SOURCE (USE) OF CASH (A-B=NET)                    $   839,207    $  (640,760)   $   142,956    $    41,470       $   382,874
                                                      -----------    -----------    -----------    -----------       -----------
CASH - BEGINNING BALANCE (See OPR-1)                  $ 1,092,575    $ 1,931,782    $ 1,291,022    $ 1,433,979       $ 1,092,575
                                                      -----------    -----------    -----------    -----------       -----------
CASH - ENDING BALANCE (See OPR-1)                     $ 1,931,782    $ 1,291,022    $ 1,433,979    $ 1,475,449       $ 1,475,449
                                                      ===========    ===========    ===========    ===========       ===========

CASE NAME: Kentucky Electric Steel, Inc.
CASE NUMBER: 03-10078
                            CASH DISBURSEMENT DETAIL

       Date                              Payee                        Amount
---------------  --------------------------------------------      ------------
Account #70936836 & 98239
       5/6/2003  American Electric Power                              $ 17,905
      5/19/2003  Alltel                                                    208
      5/19/2003  Ashland Office Supply                                   1,040
      5/19/2003  AT&T                                                    3,072
      5/19/2003  BHE Environmental Inc                                   4,306
      5/19/2003  Browning Ferris Ind                                        67
      5/19/2003  AT&T Wireless Service                                     665
      5/19/2003  Columbia Gas Of Kentucky                                  127
      5/19/2003  Core Risk Services                                      2,028
      5/19/2003  Custom Data Systems                                       216
      5/19/2003  Hewlett-Packard Company                                 2,179
      5/19/2003  IBM Corp                                                1,382
      5/19/2003  IBM Corp                                                3,556
      5/19/2003  Ikon Office Solutions                                     655
      5/19/2003  Ios Capital                                             2,712
      5/19/2003  Ivs Hydro                                               2,175
      5/19/2003  American Electric Power                                    12
      5/19/2003  Kentucky State Treasurer                                1,054
      5/19/2003  Lightyear Communications                                  697
      5/19/2003  Marcum Material Handling                                  850
      5/19/2003  Nations Rent                                            3,078
      5/19/2003  The Reserves Network                                    1,891
      5/19/2003  Safety Kleen Corp                                       1,670
      5/19/2003  The Wackenhut Corporation                               3,215
      5/20/2003  American Electric Power                                    93
      5/23/2003  NCB Analysis Charges                                      800
      5/29/2003  Ashland Office Supply                                     488
      5/29/2003  AT&T                                                       19
      5/29/2003  AT&T                                                    1,053
      5/29/2003  Hewlett Packard Express Serv                              605
      5/29/2003  Manpower                                                   48
      5/29/2003  Metlife                                                    12
      5/29/2003  PBCC                                                    1,262
      5/29/2003  Professional Maintenance                                  396
      5/29/2003  The Reserves Network                                    1,986
      5/29/2003  Storage On The Spot Inc.                                  466
      5/29/2003  The Wackenhut Corporation                               1,072
      5/29/2003  U.S. Trustee                                            9,750
      5/29/2003  Woodcock Brothers Trucking                                669
      5/29/2003  Xerox Corp                                                 99
      5/30/2003  IBM Auto Wire                                           2,275
        Various  FedEx                                                     165
                                                       -----------------------
                                                                      $ 76,017
                                                       -----------------------

Account 626225676 & 626225668
       5/7/2003  Transfer 941 P/R Taxes Hourly Deposit # 1               $ 214
       5/7/2003  Transfer 941 P/R Taxes Hourly Deposit # 1               1,362
       5/7/2003  Transfer 941 P/R Taxes Hourly Deposit # 1                 214
      5/12/2003  Bank Service Charge - May                                  68
      5/19/2003  Transfer 941 P/R Taxes Hourly Deposit # 2                 794
      5/19/2003  Transfer 941 P/R Taxes Hourly Deposit # 2               2,960
      5/19/2003  Transfer 941 P/R Taxes Hourly Deposit # 2                 794
      5/19/2003  Transfer 941 P/R Taxes Hourly Deposit # 3                 295
      5/19/2003  Transfer 941 P/R Taxes Hourly Deposit # 3               2,025
      5/19/2003  Transfer 941 P/R Taxes Hourly Deposit # 3                 295
      5/21/2003  Ky. Treasurer - Sales & Use Tax                         7,937
      5/21/2003  Transfer KIT Withholding                                  929
      5/27/2003  Transfer KIT Withholding                                  424
                                                       -----------------------
                                                                      $ 18,313
                                                       -----------------------

CASE NAME: Kentucky Electric Steel, Inc.
CASE NUMBER: 03-10078
                            CASH DISBURSEMENT DETAIL

       Date                              Payee                        Amount
---------------  -------------------------------------------- -----------------
Account # 39353008
       5/5/2003  All Crane                                            $ 14,310
       5/8/2003  Columbia Gas                                            1,355
       5/9/2003  CSX                                                       226
      5/14/2003  Yellow Transportation                                     149
      5/15/2003  Salary Payroll                                         10,553
      5/21/2003  Liebovich Steel & Aluminum                              1,391
      5/21/2003  William Gerak                                           3,375
      5/22/2003  Industrias Montacargas                                 13,334
      5/23/2003  Salary Payroll - Retention Bonus                        4,756
      5/29/2003  United Energy Inc.                                        846
      5/29/2003  Tool Steel Service                                      1,625
      5/30/2003  Salary Payroll                                         10,564
                                                                      $ 62,485
                                                       -----------------------
                                                 Total               $ 156,815
                                                       =======================

CASE NAME: Kentucky Electric Steel, Inc.
CASE NUMBER: 03-10078
                              CASH RECEIPTS DETAIL

       Date                              Payee                         Amount
---------------  -------------------------------------------- -----------------

Account #754119200
       5/5/2003  Acier Leroux                                          $ 1,707
       5/5/2003  Acier Leroux                                            1,518
       5/5/2003  Acier Leroux                                              704
       5/5/2003  Acier Leroux                                            2,145
       5/5/2003  Acier Leroux                                            8,555
       5/5/2003  Acier Leroux Inc                                        6,703
      5/27/2003  Acier Leroux Inc                                        1,383
      5/27/2003  Acier Leroux Inc                                        1,301
      5/27/2003  Acier Leroux Inc                                        1,391
      5/27/2003  Acier Leroux Inc                                          921
       5/7/2003  Adp Brokerage Services Group                               35
      5/19/2003  American Compressed                                    18,922
       5/6/2003  Art Iron Inc                                            5,676
      5/29/2003  Ashland Emergency Med Assoc                               162
      5/29/2003  Bank Of New York                                            1
       5/9/2003  Beall Manufacturing                                     1,551
       5/9/2003  Beall Manufacturing                                     5,480
      5/20/2003  Benz Spring Co                                          5,882
      5/20/2003  Benz Spring Co                                          1,895
      5/19/2003  Ceco Buildings - Eastern                                3,102
      5/19/2003  Ceco Buildings - Eastern                                1,508
      5/19/2003  Ceco Buildings - Eastern                                1,871
      5/27/2003  Ceco Buildings - Southern                               7,407
      5/27/2003  Ceco Buildings - Southern                               3,372
      5/23/2003  Chrysler Financial                                        589
      5/29/2003  Columbia Gas Of Kentucky                                  130
       5/7/2003  Commercial Metals Company                                   2
       5/7/2003  Compass Group                                              24
       5/9/2003  Consumer Steel Products Co                              7,478
      5/19/2003  Consumer Steel Products Co                              5,725
      5/19/2003  Consumer Steel Products Co                              2,460
      5/20/2003  Consumer Steel Products Co                              6,657
      5/20/2003  Crown Steel Sales Inc                                   1,887
      5/20/2003  Crown Steel Sales Inc                                   2,291
      5/20/2003  Crown Steel Sales Inc                                   1,337
      5/20/2003  Crown Steel Sales Inc                                   1,091
      5/20/2003  Crown Steel Sales Inc                                   1,650
      5/20/2003  Crown Steel Sales Inc                                   5,842
      5/20/2003  Crown Steel Sales Inc                                   8,816
      5/20/2003  Crown Steel Sales Inc                                     322
      5/20/2003  Crown Steel Sales Inc                                   7,355
      5/20/2003  Crown Steel Sales Inc                                   1,417
      5/20/2003  Crown Steel Sales Inc                                   1,502
      5/20/2003  Crown Steel Sales Inc                                   1,565
      5/20/2003  Crown Steel Sales Inc                                   2,975
      5/20/2003  Crown Steel Sales Inc                                   9,025
      5/20/2003  Crown Steel Sales Inc                                   1,455
      5/20/2003  Crown Steel Sales Inc                                   1,887
      5/20/2003  Crown Steel Sales Inc                                   1,310
      5/20/2003  Crown Steel Sales Inc                                   2,379
      5/20/2003  Crown Steel Sales Inc                                     727
      5/20/2003  Crown Steel Sales Inc                                   3,875

CASE NAME: Kentucky Electric Steel, Inc.
CASE NUMBER: 03-10078
                              CASH RECEIPTS DETAIL

       Date                              Payee                         Amount
---------------  -------------------------------------------- -----------------
      5/20/2003  Crown Steel Sales Inc                                   2,109
      5/20/2003  Crown Steel Sales Inc                                   3,261
      5/20/2003  Crown Steel Sales Inc                                   1,964
      5/20/2003  Crown Steel Sales Inc                                   9,396
       5/9/2003  Cutting Specialist Inc                                    708
       5/9/2003  Cutting Specialist Inc                                  1,440
       5/9/2003  Cutting Specialist Inc                                  1,052
       5/9/2003  Earle M Jorgensen Co (Emj)                              4,449
       5/9/2003  Earle M Jorgensen Co (Emj)                              2,735
       5/9/2003  Earle M Jorgensen Co (Emj)                              3,276
       5/9/2003  Earle M Jorgensen Co (Emj)                              4,830
       5/9/2003  Earle M Jorgensen Co (Emj)                              3,531
       5/9/2003  Earle M Jorgensen Co (Emj)                              1,663
       5/9/2003  Earle M Jorgensen Co (Emj)                              1,352
       5/9/2003  Earle M Jorgensen Co (Emj)                              2,534
       5/9/2003  Earle M Jorgensen Co (Emj)                              4,202
       5/5/2003  Ennisteel                                               7,887
       5/7/2003  Fisher Barton Inc                                       5,011
       5/7/2003  Fisher Barton Inc                                      11,069
       5/7/2003  Fisher Barton Inc                                      13,856
       5/7/2003  Great Dane Trailers                                     5,526
      5/23/2003  Herod And Associates Inc                                1,442
       5/5/2003  Hickman Williams                                      110,000
      5/15/2003  Hickman Williams                                      110,000
       5/7/2003  Huntington Ear Nose And Throat                             18
      5/20/2003  Jeffrey Chain                                           1,842
      5/20/2003  Jeffrey Chain                                           7,987
       5/7/2003  Landstar                                                  721
      5/23/2003  Nucor                                                       4
      5/12/2003  Oneal Steel Inc                                         7,531
      5/12/2003  Oneal Steel Inc                                         7,597
       5/7/2003  Pro Imaging Diagnostics                                   395
       5/7/2003  Pro Trade Steel Company                               245,459
      5/29/2003  Roanoke Electric Steel Corp                                 1
       5/7/2003  Ryerson Tull                                                1
       5/7/2003  Simcoe Steel Ltd                                       11,142
      5/29/2003  Steel Technologies Inc.                                     1
       5/7/2003  The Lamar Companies                                       750
       5/7/2003  Tri State Radiology, Psc                                   22
       5/7/2003  Tri State Radiology, Psc                                  260
      5/29/2003  Tri State Radiology, Psc                                   15
       5/7/2003  University Of Kentucky                                      6
      5/29/2003  University Physicians                                      61
      5/23/2003  Whayne Supply Company                                   2,634
      5/12/2003  Williams Steel & Hardware Co.                           1,000
      5/23/2003  Woodward Marketing                                     13,101
       5/7/2003  Xerox Corporation Usa                                     509
                                                              ----------------
                                                                   $   790,662
                                                              ================